UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2023
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HPP	New York Stock Exchange
4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation, which immediately appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. On Sunday, March 12, 2023, the U.S. Treasury, the Federal Reserve Board, and the FDIC announced a set of extraordinary actions to ensure that SVB depositors have access to all of their money starting on Monday, March 13, 2023.

Hudson Pacific Properties, Inc. (also referred to herein as "Hudson Pacific" or the "Company") does not have any bank accounts with SVB, any loans to or from SVB, or any other amounts due to or due from SVB. Hudson Pacific has no leases with SVB.

Hudson Pacific does not have investments in any venture funds led by SVB and/or its affiliates, but some tenants and venture investments may have banking relationships or other business relationships with SVB.

As of March 13, 2023, 11 of Hudson Pacific’s nearly 900 unique tenants, collectively occupying approximately 2% of the Company’s in-service office square footage, have letters of credit issued by SVB and/or its affiliates. Hudson Pacific is working with such tenants to replace these letters of credit with another acceptable letter of credit as required under their respective lease agreements.

On Sunday, March 12, 2023, the New York Department of Financial Services announced that it had closed New York-based Signature Bank and appointed the FDIC as a receiver. Hudson Pacific does not have direct exposure to Signature Bank, including letter of credit exposure.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date:	March 13, 2023	By:	/s/ Mark Lammas
Mark Lammas President